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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):                 June 5, 1997


                         CANYON RESOURCES CORPORATION
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             (Exact name of Registrant as specified in its charter)


     Delaware                       0-14329                      84-0800747
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 (State or other                   (Commission                (I.R.S. Employer
  jurisdiction                     File Number)              Identification No.)
of incorporation)


  14142 Denver West Parkway, Suite 250
             Golden, CO                                                 80401
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(Address of principal executive offices)                              (zip code)


Registrant's telephone number, including area code          (303) 278-8464
                                                  ------------------------------


                                Not Applicable
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         (Former name or former address, if changed since last report)





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ITEM 5           OTHER EVENTS

        Canyon Resources Corporation (the "Registrant") entered into a Purchase Agreement with NatWest Securities Limited (the "Purchaser") dated June 5, 1997, pursuant to which the Registrant will issue and sell to the Purchaser 3,400,000 shares of the Registrant's Common Stock, $.01 par value per share, and warrants to purchase 278,182 shares of the Registrant's Common Stock at an exercise price of $4.05, subject to adjustment as provided in the Warrant Agreement dated as of June 5, 1997 by and between the Registrant and the Purchaser.

ITEM 7           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS

                 (c)      Exhibits

                          1.1 Form of Purchase Agreement dated June 5, 1997 between Canyon Resources Corporation and NatWest Securities Limited.

                          4.1 Form of Warrant Agreement dated as of June 5, 1997 between Canyon Resources Corporation and NatWest Securities Limited.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CANYON RESOURCES CORPORATION



Date: June 5, 1997                        By: /s/ Richard H. De Voto
                                              -------------------------------
                                               Richard H. De Voto, President





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                                 EXHIBIT INDEX


EXHIBIT
-------
  1.1            Form of Purchase Agreement dated June 5, 1997 between Canyon
                 Resources Corporation and NatWest Securities Limited.

  4.1            Form of Warrant Agreement dated as of June 5, 1997 between
                 Canyon Resources Corporation and NatWest Securities Limited.





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